Thomas G. Caldwell President and CEO Donald L. Stacy Treasurer and CFO Investor Presentation June 25, 2014 Middlefield Banc Corp. Nasdaq: MBCN 2017 Third Quarter Investor Presentation Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation. www.middlefieldbank.bank

Ashtabula Cuyahoga Delaware Franklin Geauga Portage Trumbull Lake Summit Middlefield’s Investment Overview: Providing superior, community-oriented financial services since 1901. Established leading brand recognition in core markets. The franchise serves two of Ohio's most attractive banking markets. Developed a strong leadership team with an average tenure at MBCN over 14 years, and over 28 years within the industry. The Company is optimally positioned between rural and metropolitan communities and has the team and infrastructure in place to support profitable growth, organically or by acquisition, in the coming years. Profitable throughout the economic cycle, never reported a quarterly loss and maintained dividend during the recession. Well positioned to accelerate profitable growth.

Middlefield: A community bank that is safe, strong and committed www.middlefieldbank.bank $147 Mil. Market Cap $1.08 (2.4%) Div. & Yield $1,081 Mil. Assets $898 Mil. Deposits $3.11 TTM EPS 14.6x P/TTM EPS * Stock Data at October 31, 2017 and Financial Data at September 30, 2017 Total Assets (in millions) Market Cap (in millions)

Well Positioned in a Competitive Environment www.middlefieldbank.bank Northeast Ohio Market Overview Central Ohio Market Overview Three banking locations Columbus is the state capital and largest city in Ohio Franklin County has the largest population in Ohio, with an unemployment rate of 3.8% in September of 2017 Delaware County, immediately north of Franklin, has the highest median household income in Ohio At June 30, 2017, five of the 34 banks in Franklin and Delaware Counties controlled nearly 86% of total deposits. Middlefield is the largest independent community bank in its core northeast Ohio markets. 11 banking locations and one LPO Geauga County is 3rd in median household income out of 88 Ohio counties Geauga County is the center of the 4th largest Amish population in the world Current markets New market growth New markets through Liberty Acquisition Source: SNL Financial Ten of the Bank's 14 branches (and nearly 75% of deposits) are located in counties that have stronger demographics than the state’s average median household income, median value of owner-occupied housing, and employment rates. Additionally, the Bank’s two Cuyahoga County/Greater Cleveland branches (representing another 16% of deposits) are located in cities with median household incomes 81% (Solon) and 70% (Beachwood) higher than the state median. New Powell Ohio Branch in 2018

Economic Highlights

	Northeast Ohio 18 county region, statistics according to Cleveland+	Central Ohio 11 county region, statistics according to Columbus Region
Demographics	• Residents: 4,280,924 • Households: 1,793,140 • Median Income: $54,536	• Residents: 2,148,328 • Households: 797,230 • Median Income: $56,615
Rankings	• Region reaches the largest number of consumers in a 250-mile radius compared with any other metro market in the U.S. • 9th best city for jobs in 2017 (Glassdoor)	• Ohio is the 4th best business climate (Site Selection) • Top 9 logistics hotspots (Inbound Logistics) • 7th best city for jobs in 2017 (Glassdoor)
Largest Employers	• Progressive Insurance • General Motors • FirstEnergy • KeyCorp • Swagelok • Cleveland Clinic • University Hospitals • U.S. Office of Personnel Management	• JPMorgan Chase & Co. • Nationwide • Honda of America Mfg., Inc. • L Brands • Cardinal Health • Ohio State University • State of Ohio • OhioHealth Corp
Key Industries	• Health Care and Social Assistance • Manufacturing • Government • Retail Trade • Accommodation and Food Services	• Professional and Business Services • Government • Education and Health • Leisure and Hospitality • Retail Trade

mbc Middlefield Banc Corp
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Community Oriented Banking Services www.middlefieldbank.bank Personal Banking Annual Personal Loan Growth(1) Commercial Banking Annual Commercial Loan Growth(2) Franchise value driven by dedication to making a difference in markets served Clients benefit from local decision making and individual service Customer-centric approach builds long term relationships with desirable customers Respected position in communities served encourages retention of talented and experienced management team The Bank’s markets have seen significant industry consolidation in the past ten years In most cases, the large regional banks are not in a position to deliver the same level of community service that MBCN can $502.4 million in commercial loans at September 30, 2017 Expertise in niche commercial loan products (2) In millions, commercial loans are C&I plus commercial real estate loans (1) In millions, personal loans are consumer installment plus residential real estate loans

Middlefield’s Market Share Source: FDIC Ashtabula, Geauga, Portage & Trumbull Counties June 30, 2017 Rank Institution Branches Deposits in Market ($000) Market Share 1 Huntington National Bank 42 1,950,061 23.83 2 JPMorgan Chase 17 1,102,178 13.47 3 The Middlefield Banking Co. 8 616,825 7.54 4 PNC Bank 12 592,831 7.24 5 Key Bank 15 551,982 6.74 Total for institutions in market 176 8,183,917 Franklin & Delaware Counties June 30, 2017 Rank Institution Branches Deposits in Market ($000) Market Share 1 Huntington National Bank 71 21,580,960 37.08 2 JPMorgan Chase 65 13,553,973 23.29 3 PNC Bank 49 5,493,673 9.44 24 The Middlefield Banking Co. 3 65,379 0.11 25 First City Bank 1 48,216 0.08 Total for institutions in market 390 58,202,409 Strong Market Share in Core Northeastern Ohio Market Opportunities To Increase Market Share in Central Ohio Growth Potential In Liberty Banks Core Markets Cuyahoga and Summit Counties June 30, 2017 Rank Institution Branches Deposits in Market ($000) Market Share 1 Key Bank 67 14,934,931 23.51 2 PNC Bank 65 9,614,034 15.13 3 Huntington National Bank 108 9,222,692 14.52 17 The Middlefield Banking Co. 3 169,900 0.27 18 Northwest Bank 3 127,144 0.20 Total for institutions in market 554 63,524,454

www.middlefieldbank.bank “In 2008 I put together an aggressive growth strategy for my business Exscape Designs. The need for a local relationship based approach made clear sense. In my experience over the years with Middlefield Bank we have been able to achieve a lot of growth together. With Middlefield you're not just numbers, it's the relationship and community that matters to them.” “Ease Logistics was looking for a small community bank to help us grow our business. We needed a credit line to support our 40% growth. Middlefield bank was able to step up and provide us the working capital we needed and the process was seamless. When Ease Logistics needed a mortgage for their new headquarters in Dublin, Middlefield Bank was there. We love the staff too!” “It has been a pleasure to do business with Middlefield Bank for these past 20 years. When all of the other local major banks turned away from the business, Middlefield Bank welcomed it with open arms. This relationship started with trust and that trust is the foundation in which we continue to use Middlefield for all of our banking needs.” 116 Years Supporting its Local Communities Local Strong Committed

Growth Platform www.middlefieldbank.bank Over the past three years, Middlefield has invested in creating an infrastructure to support a bank with $1.5 billion in assets. People Added strong Central Ohio president in 2016 Expanded leadership team with Liberty Acquisition Enhanced loan production team Products Granted PLP Status For SBA 7(a) Loans Investing in secondary mortgage offerings Financial services opportunities Systems & Security Successfully integrated Liberty Bank’s core systems into Middlefield in 2017 Focused on security and privacy Customer Interaction Enhancing online banking Growing mobile offering Expanding de novo footprint

Organic Growth Plan www.middlefieldbank.bank Mentor LPO Opened October 2015 Focused on commercial banking in Lake and Geauga Counties Mentor is home to approximately 5,000 businesses Sunbury Opened in October 2016 Immediately north of Middlefield's existing Central Ohio branches Delaware County is the fastest growing suburban county in the State of Ohio Powell Est. to open in spring of 2018 Fourth location in Central Ohio Med. Household income: $115,904 Avg. House Price: $427,244 Future Growth Significant expansion opportunities in both Ohio markets Drive market share growth Focus on community banking principals Accelerating Organic Growth Opportunities Mentor LPO Sunbury Powell Future Growth Middlefield is focused on expanding in high growth markets with favorable demographics and exploiting changing market dynamics

January 2017 Liberty Bank N.A. Acquisition Overview ROAA (%) Average Total Assets (in millions) Net Income (in millions) Founded in 1990 by a group of local business owners to more effectively serve the needs of business and personal clients Three Ohio branches located in Beachwood, Twinsburg, and Solon 5-star "Superior" rating from Bauer Financial, Inc. Preferred Lender for the Small Business Administration 12

History of Strong Financial Results www.middlefieldbank.bank ROAA: 0.65% 0.95% 1.06% 1.07% 0.97% 0.85% ROAE: 10.24% 11.98% 13.17% 12.17% 10.62% 9.33% Return on Average Assets Return on Average Equity Focused on managing cost of funding Anticipate continued pressure on profitability levels due to: Higher regulatory costs Continued low rate environment Investments to support growth Opportunities to offset margin pressures and increase profitability by improvements in fee-based income Nine Months Ended September 30, 2017 2016 ROAA 0.89% 0.85% ROAE 8.82% 9.07% Annual Return on Average Assets and Equity

Strong 2017 Nine Months Growth in Profitability www.middlefieldbank.bank Overview Net interest income (in millions) Net Income (in millions) EPS, Diluted Up 44.6% Up 48.6% Liberty acquisition helped drive significant growth in profitability 44.0% increase in average diluted shares outstanding as a result of May 2017 stock offering and Liberty merger. Middlefield’s larger scale and improved scope will allow the company to improve profitability, while offering customers a broader range of community-oriented financial products. Up 3.0%

Strong Loan Growth (at September 30, 2017) www.middlefieldbank.bank Overview Total Loans (in millions) Organic Loan Growth Loans / Assets Up 380 bps Up 49.8% Stable local economies, additional loan officers, and contribution from Liberty acquisition and new Mentor LPO drove loan growth. Year-over-year loan growth: $157.5 million increase in commercial mortgages $57.2 million increase in residential mortgages $39.9 million increase in commercial and industrial $23.1 million increase in real estate construction loans $14.4 million increase in consumer installment loans Up 16.1% year-over-year Up 11.8% year-to-date

Stable Asset Quality www.middlefieldbank.bank Overview Year-To-Date Annualized Net Charge Off Nonperforming Loans / Total Loans Nonperforming Assets / Total Assets No national or sub-prime lending Lending within market area Participation loans with banks that have similar credit quality standards and cultures Nonperforming loans increased 44.8%, primarily due to a 49.8% increase in loan portfolio

www.middlefieldbank.bank Annual Supplemental Data

Annual Financial Summary www.middlefieldbank.bank Dollars in thousands   2012   2013 2014 2015 2016 Net interest income 22,299 22,928 23,804 24,775 25,804 Provision for loan losses 2,168 196 370 315 570 Noninterest income 3,451 3,145 3,588 4,044 3,959 Noninterest expense 15,639 16,870 17,850 20,077 20,872 Income before income taxes 7,943 9,007 9,172 8,427 8,321 Income taxes 1,662 1,979 1,992 1,562 1,905 Net income 6,281 7,028 7,180 6,865 6,416 Net interest margin 3.74% 3.85% 3.93% 3.94% 3.79% Total assets 670,288 647,090 677,531 735,139 787,821 Loans outstanding, net 400,654 428,679 463,738 527,325 602,542 Deposits 593,335 568,836 586,112 624,447 629,934 Equity capital 55,437 53,473 63,867 62,304 76,960 Earnings per share 3.29 3.48 3.52 3.41 3.04 Cash dividend (per share) 1.04 1.04 1.04 1.07 1.08 Dividend pay-out ratio 31.87% 29.84% 29.54% 30.90% 36.13% Return on average assets 0.95% 1.06% 1.07% 0.97% 0.85% Return on average equity 11.98% 13.17% 12.17% 10.62% 9.33%

Excellent Asset Quality and Capital Levels www.middlefieldbank.bank Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income 2012 2013 2014 2015 2016 Nonperforming Loans $14,224 $12,290 $9,048 $10,263 $7,075 Real Estate Owned 1,846 2,698 2,590 1,412 934 Nonperforming Assets $16,070 $14,988 $11,638 $11,675 $8,009 Nonperforming Assets/ Total Assets (%) 2.40% 2.32% 1.72% 1.59% 1.02% Allowance for Loan Losses $7,779 $7,046 $6,846 $6,385 $6,598 Allowance/Total Loans (%) 1.90% 1.62% 1.45% 1.20% 1.08% Net Charge-off Ratio (%) 0.30% 0.22% 0.13% 0.16% 0.06%